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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 16, 1998


                               UNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-12431                 22-3282551
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                  08809
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (908) 730-7630

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Item 5. Other.

     The Registrant announced that, effective September 21, 1998, its common stock, no par value per share, would commence trading on the NASDAQ National Market under the symbol "UNTY". Currently, the Common Stock trades on the American Stock Exchange under the symbol "UBI". The Registrant's common stock purchase warrants will continue to trade on the American Stock Exchange under the symbol "UBI.WS".

Item 7. Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K.

     Exhibit No.               Description
     -----------               -----------
       99(a)                   Press Release dated September 16, 1998



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNITY BANCORP, INC.
                                         -------------------
                                         (Registrant)


Dated: September 16, 1998               By: /s/ KEVIN KILLIAN
                                         ---------------------------------------
                                         KEVIN KILLIAN, Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.              Description                                    Page No.
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   99(a)                 Press Release dated September 16, 1998         5



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